UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 27, 2011
__________________________

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3800 Horizon Blvd., Suite 103
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 6, 2009, WorldGate Communications, Inc. (the “Company”) had issued to ACN Digital Phone Service, LLC (“ACN”) a Warrant to Purchase Shares of Common Stock of the Company with respect to 38,219,897 shares of common stock of the Company (the “2009 Warrant”).  On March 30, 2010, the Company had issued to ACN a Warrant to Purchase Shares of Common Stock of the Company with respect to 3,000,000 shares of common stock of the Company (the “2010 Warrant”).  Each of the 2009 Warrant and 2010 Warrant have an exercise price of $0.0425 per share and vest incrementally based on ACN’s purchases of video phones under the Master Purchase Agreement, dated April 6, 2009, between Ojo Video Phones LLC and ACN, and as amended by the First Amendment thereto, dated March 30, 2010 (collectively, the “Master Purchase Agreement”).

On January 27, 2011, the Company entered into an amendment to each of the 2009 Warrant and the 2010 Warrant.

The amendment to the 2009 Warrant changed its vesting schedule as follows:

Original Vesting Schedule		Amended Vesting Schedule
Number of Units of Product Purchased under Master Purchase Agreement	Warrant Shares that Vest	Number of Units of Product Purchased under Master Purchase Agreement	Warrant Shares that Vest
First 500,000	6,369,982	First 99,440	6,369,982
Second 500,000	6,369,982	Next 200,560	31,849,914
Third 500,000	6,369,982
Fourth 500,000	6,369,982
Fifth 500,000	6,369,982
Sixth 500,000	6,369,982

The amendment to the 2010 Warrant changed its vesting schedule as follows:

Original Vesting Schedule		Amended Vesting Schedule
Number of Units of Product Purchased under Master Purchase Agreement	Warrant Shares that Vest	Number of Units of Product Purchased under Master Purchase Agreement	Warrant Shares that Vest
First 500,000	500,000	First 99,440	500,000
Second 500,000	500,000	Next 200,560	2,500,000
Third 500,000	500,000
Fourth 500,000	500,000
Fifth 500,000	500,000
Sixth 500,000	500,000

The Company is majority owned by WGI Investor LLC.  The ultimate ownership of WGI Investor LLC includes owners of the parent entity of ACN.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano is a director of the Company, has an indirect ownership interest in WGI Investor LLC, has an ownership interest in the parent entity of ACN and has a director, officer and/or advisory position with the parent entity of ACN.  As a result of these relationships, each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano may be deemed to have a direct or indirect interest in the transactions contemplated by the amendments to each of the 2009 Warrant and the 2010 Warrant.

The foregoing description of the amendments to each of the 2009 Warrant and the 2010 Warrant does not purport to be complete and are qualified in their entirety by reference to the amendments to each of the 2009 Warrant and the 2010 Warrant, which are attached as Exhibit 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment, dated January 27, 2011, to Warrant issued on April 6, 2009 to ACN Digital Phone Service, LLC

4.2	Amendment, dated January 27, 2011, to Warrant issued on March 30, 2010 to ACN Digital Phone Service, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: January 28, 2011	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Senior Vice President, Legal and Regulatory, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment, dated January 27, 2011, to Warrant issued on April 6, 2009 to ACN Digital Phone Service, LLC
4.2	Amendment, dated January 27, 2011, to Warrant issued on March 30, 2010 to ACN Digital Phone Service, LLC